                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
                  Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))



                                 NOVACARE, INC.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
________________________________________________________________________________
         1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
         2)       Aggregate number of securities to which transaction applies:

________________________________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
         4)       Proposed maximum aggregate value of transaction:

________________________________________________________________________________
         5)       Total fee paid:

________________________________________________________________________________


[X]      Fee paid previously with preliminary materials.

________________________________________________________________________________
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

________________________________________________________________________________
         1)       Amount Previously Paid:


________________________________________________________________________________
         2)       Form, Schedule or Registration Statement No.:


________________________________________________________________________________
         3)       Filing party:


________________________________________________________________________________
         4)       Date Filed:

                                [NOVACARE LOGO]

                             1016 WEST NINTH AVENUE
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                                                                 August 26, 1999

Dear Stockholder:

     We previously sent you a Proxy Statement dated August 13, 1999 (the "Proxy Statement") relating to a Special Meeting of Stockholders of NovaCare, Inc. (the "Company") to be held at the Sheraton Valley Forge Hotel, 1160 First Avenue, King of Prussia, Pennsylvania 19406, on September 21, 1999 at 10:00 a.m., local time.

     There is enclosed herewith for your information a Supplement dated August 26, 1999 to the Company's Proxy Statement. The Supplement contains the Company's preliminary financial results for its fourth fiscal quarter and the fiscal year ended June 30, 1999. The Company is providing the enclosed materials so that its stockholders may have the most current information available about the Company in view of the importance of the matters to be acted upon at the Special Meeting. You should study the information included in the Supplement, which is consistent with the financial information contained in the Proxy Statement, in connection with your review of the Company's Proxy Statement relating to the Special Meeting.

     Also enclosed are a form of Proxy and a return envelope.

     IF YOU HAVE ALREADY GIVEN A PROXY WITH RESPECT TO THE SPECIAL MEETING, BUT WISH TO CHANGE YOUR VOTE, PLEASE EXECUTE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. DELIVERY OF THE ENCLOSED PROXY WILL HAVE THE EFFECT OF REVOKING ANY PROXY BEARING AN EARLIER DATE. IF YOU PREVIOUSLY RETURNED YOUR SIGNED PROXY AND DO NOT WISH TO CHANGE YOUR VOTE, YOU NEED NOT TAKE ANY FURTHER ACTION. IF YOU HAVE NOT YET SUBMITTED YOUR SIGNED PROXY, PLEASE VOTE, DATE, SIGN AND RETURN EITHER THE ENCLOSED PROXY OR THE PROXY PREVIOUSLY DELIVERED TO YOU WITH THE PROXY STATEMENT. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.

                                          Sincerely,

                                          /s/ John H. Foster
                                          John H. Foster
                                          Chairman of the Board of Directors

                                [NOVACARE LOGO]

                         SUPPLEMENT TO PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 21, 1999
                            ------------------------

                                                   King of Prussia, Pennsylvania
                                                                 August 26, 1999

To the Holders of Common Stock
of NOVACARE, INC.

     This Supplement to Proxy Statement is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of NovaCare, Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on September 21, 1999, and at any adjournment or adjournments thereof, for the purposes set forth in the previously delivered Notice of Special Meeting of Stockholders.

     THIS SUPPLEMENT TO PROXY STATEMENT SUPPLEMENTS THE COMPANY'S PROXY STATEMENT DATED AUGUST 13, 1999 (THE "PROXY STATEMENT") AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

     Set forth on the following page are the unaudited results of the Company for its fourth fiscal quarter and fiscal year ended June 30, 1999. Such amounts are subject to change.

                                                                       (UNAUDITED)
                                                                      (IN THOUSANDS,
                                                                EXCEPT PER SHARE AMOUNTS)
                                                              THREE MONTHS      FISCAL YEAR
                                                                  ENDED            ENDED
                                                              JUNE 30, 1999    JUNE 30, 1999
                                                              -------------    -------------
Net revenues................................................    $396,504        $1,477,917
Cost of services............................................     341,452         1,267,491
                                                                --------        ----------
  Gross profit..............................................      55,052           210,426
Selling, general and administrative expenses................      38,807           162,719
Provision for uncollectible accounts........................      24,206            42,540
Amortization of excess cost of net assets acquired..........       5,807            22,866
Provision for restructure...................................      12,295            43,395
                                                                --------        ----------
  (Loss) from operations....................................     (26,063)          (61,094)
Interest expense............................................     (13,219)          (41,592)
Other expense, net..........................................      (1,759)           (2,279)
                                                                --------        ----------
  (Loss) from continuing operations before income taxes.....     (41,041)         (104,965)
Income tax benefit..........................................     (11,607)          (23,129)
                                                                --------        ----------
  (Loss) from continuing operations.........................     (29,434)          (81,836)
(Loss) on sale of discontinued operations, net of tax.......     (30,839)          (30,839)
(Loss) from discontinued operations, net of tax.............      (4,471)          (76,936)
                                                                --------        ----------
  Net (loss)................................................    $(64,744)       $ (189,611)
                                                                ========        ==========
(Loss) per share -- Basic and assuming dilution:
     (Loss) from continuing operations......................    $  (0.47)       $    (1.30)
     (Loss) on sale of discontinued operations..............       (0.49)            (0.49)
     (Loss) from discontinued operations....................       (0.07)            (1.23)
                                                                --------        ----------
     Net (loss).............................................    $  (1.03)       $    (3.02)
                                                                ========        ==========
Weighted average number of shares outstanding --
  Basic and assuming dilution...............................      63,134            62,837
                                                                ========        ==========

     Gross profit of the orthotics and prosthetics business in the fourth quarter of fiscal 1999 was reduced by the recording of a physical inventory adjustment of $4.0 million.

     During fiscal 1999, primarily in conjunction with the conversion from clinic-based to centralized billing systems, the Company engaged third-party collection agencies to assist in the collection of its physical rehabilitation business accounts receivable greater than one year past due. The results of those efforts indicated that the Company's bad debt reserve methodology understated the uncollectible amount of such receivables. As a result, during the fourth quarter of fiscal 1999, the Company recorded a charge of $15.3 million to the provision for uncollectible accounts to reflect a higher reserve for those accounts receivable.

     The Company recorded a $12.3 million provision for restructure pertaining to the consolidation and reorganization of its support services and certain administrative functions in the fourth quarter of fiscal 1999. This charge relates principally to employee severance, costs to exit leased facilities and costs to cancel various long-term information services agreements; all of which are expected to be expended by the fourth quarter of fiscal 2000. In addition, the Company's employee services business recorded a provision for restructure of $0.9 million in the fourth quarter of fiscal 1999. The charge relates principally to employee severance related to a reorganization resulting from the sale of the long-term care services business. The Company also reversed $0.9 million of the fiscal 1999 second quarter provision for restructure related to the physical rehabilitation and occupational health business in the fourth quarter of fiscal 1999. This reversal relates to employee severance costs which are not expected to be incurred.

     The Company disposed of the remaining portion of its long-term care services segment in June 1999 and recorded the loss on the disposal of this portion of the segment in its fourth fiscal quarter ended June 30, 1999. As a result of the disposal of the entire segment, the Company reported the loss on the sale of the segment and operating results for the current year as discontinued operations.

     The Company's results of operations for the fourth quarter of fiscal 1999, excluding the adjustments discussed above and the loss on the sale of the long-term care services business (all of which are reflected elsewhere under "Proposal 3. Adoption of the Restructuring Proposal -- Liquidation Analysis and Estimates" in the Proxy Statement), are consistent with the Company's estimates used in developing the range of estimated operating losses from March 31, 1999 to September 30, 1999 contained in the Liquidation Analysis and Estimates.

     In reviewing the foregoing financial results, stockholders should bear in mind that these results represent management's current best estimates based on preliminary, incomplete information and have not been audited or otherwise reviewed by the Company's independent accountants, and, accordingly, are subject to change.
                            ------------------------

     IF YOU PREVIOUSLY RETURNED YOUR SIGNED PROXY AND WISH TO CHANGE YOUR VOTE, PLEASE VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. DELIVERY OF THE ENCLOSED PROXY WILL HAVE THE EFFECT OF REVOKING ANY PROXY BEARING AN EARLIER DATE.

     IF YOU PREVIOUSLY RETURNED YOUR SIGNED PROXY AND DO NOT WISH TO CHANGE YOUR VOTE, YOU NEED NOT TAKE ANY FURTHER ACTION.

     IF YOU HAVE NOT YET SUBMITTED YOUR SIGNED PROXY, PLEASE VOTE, DATE, SIGN AND RETURN EITHER THE ENCLOSED PROXY OR THE PROXY PREVIOUSLY DELIVERED TO YOU WITH THE PROXY STATEMENT. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.

     This Supplement to Proxy Statement is being mailed to stockholders on or about August 26, 1999.

                                [NOVACARE LOGO]

                                                   King of Prussia, Pennsylvania
                                                                 August 26, 1999

To the Participants in the NovaCare
1986 Stock Option Plan, the NovaCare 1998 Stock Option Plan and Related Plans:

     In connection with the Special Meeting of Stockholders of NovaCare, Inc. (the "Company") to be held on September 21, 1999, the Company previously sent to you a copy of the Proxy Statement, dated August 13, 1999. Attached hereto is the Supplement to Proxy Statement being mailed today to shareholders of record as of July 30, 1999.

     Although holders of options to purchase NovaCare common stock under the NovaCare 1986 Stock Option Plan, the NovaCare 1998 Stock Option Plan and related plans are not entitled to vote at the Special Meeting with respect to such options, pursuant to the rules of the Securities and Exchange Commission, NovaCare is required to deliver to such holders the enclosed materials, which are provided herewith for your review and information.

                                [NOVACARE LOGO]

                                                   King of Prussia, Pennsylvania
                                                                 August 26, 1999

To the Participants in the NovaCare, Inc.
401(k) Retirement Savings Plan:

     In connection with the Special Meeting of Stockholders of NovaCare, Inc. (the "Company") to be held on September 21, 1999, the Company previously sent to you a copy of the Proxy Statement, dated August 13, 1999. Attached hereto is the Supplement to Proxy Statement being mailed today to shareholders of record as of July 30, 1999, along with an instruction card.

     If you have already completed an instruction card with respect to the Special Meeting, but wish to change your vote, please execute and return the accompanying instruction card in the enclosed envelope. Delivery of the enclosed instruction card will have the effect of revoking any instruction card bearing an earlier date. If you previously returned your signed instruction card and do not wish to change your vote, you need not take any further action. If you have not yet submitted your signed instruction card, please vote, date, sign and return either the enclosed instruction card or the instruction card previously delivered to you with the Proxy Statement. It is important that your shares be represented and voted at the Special Meeting.